SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
             The Securities and Exchange Act of 1934


  Date of Report (Date of earliest event reported) December 15,
                              2001


   WIRELESS SYNERGIES, INC. (formerly TEXAS E-SOLUTIONS,INC.)
         (Name of Small Business issuer in its charter)


     NEVADA              000-32229           76-0616474
(State or other jurisdiction of    (Commission file No.)
(IRS Employer
  incorporation or organization)
Identification No.)



                          2001 Potomac
                      Houston, Texas 77057
   (Address of principal executive offices including zip code)

                         (713) 785-6809
       (Registrant's telephone number including area code)





   Former Name and Address (on Form 8-K filed August 28, 2001)
                     Texas E-Solutions, Inc.
                      7720 74th. Drive N.E.
                      Marysville, WA 98270











ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On November 15, 2001, Mr. Jack Chang resigned as a member of the
Board of Directors and as President and CEO of Wireless
Synergies, Inc. (the "Company"). Mr. Chang also tendered all the common stock he received by virtue of a proposed merger to the Company as part of the Rescission of the merger.

On December 15, 2001, the entire Board of Directors consisting of one Director, Mr. Dale Chapman, met and appointed Mr. Ben Hansel as Chief Executive Officer, President and a Director of Wireless Synergies, Inc.. Immediately after the meeting Mr. Dale Chapman resigned from the Board of Directors. Mr. Ben Hansel remains as the Company's sole Director and will serve as such until the next regular meeting.



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 20, 2001, upon recommendation of its board of directors, the Company dismissed its certifying accountant, Manning Elliot Charted Accountants("Manning Elliot"). Manning Elliot's report on the financial statements for the year ended June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the year ended June 30, 2001 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern The decision to dismiss Manning Elliot was approved by the Company's Board of Directors. During the year ended June 30, 2001 and for the period August 19, 1999 (date of inception) through June 30, 2000, and the subsequent interim period through December 20, 2001, the Company has not had any disagreements with Manning Elliot on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Stefanou & Company LLP ("Stefanou") as its certifying accountant as of December 20, 2001 for the Company's fiscal year ending June 30, 2001.

     The Company has not consulted Stefanou previously. Manning
Elliot's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.







ITEM 5. OTHER EVENTS

Rescission of Merger.

On August 20, 2001, the Company entered into an "Agreement and Plan of Share Exchange" with Global-Vision.com., Inc. for the principal purpose of de3velopment and marketing of certain wireless technologies. In November 2001,due to adverse market conditions and lack of consideration, the parties agreed to rescind their agreement.A copy of the agreement is attached as exhibit #10.

Wireless Synergies is currently devoting its activities to its original business plan and possible other business activities.

Change of Address.

Effective December 20, 2001, the Company changed its principal business address to 2001 Potomac, Houston, Texas 77057. The
Company's new telephone number is (713) 785-6809.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

This information is disclosed in ITEM 1 above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Index of Exhibits
#10  Rescission Agreement(November 8, 2001)
#16  Letter on change in certifying accountant.

SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






 Dated: December 24, 2001          Wireless Synergies, Inc.

                                 /s/Ben Hansel
                              Ben Hansel, President





















Exhibit 10


                       RECISSION AGREEMENT


          THIS AGREEMENT is entered into this 8th day of November, 2001, by and between Wireless Synergies, Inc., formerly known as Texas E-Solutions, Inc., (hereinafter referred to as "Wireless") and Global-Vision.com, Inc., (hereinafter referred to as "GV") and Jack Chang:

          WHEREAS, on August 20, 2001, Wireless entered  into  an
Agreement  and  Plan  of  Share Exchange (the  "Agreement")  with
Global-Vision.com, Inc.; and

          WHEREAS, the sole shareholder of GV, Jack Chang, consented to the Agreement; and

          WHEREAS, pursuant to the terms and conditions of the Agreement entered into on August 20, 2001, Jack Chang caused to be delivered to Wireless all issued shares of GV; and

          WHEREAS, pursuant to the terms and conditions of the Agreement entered into on August 20, 2001, Wireless delivered to Jack Chang 7,750,000 shares of Wireless Synergies, Inc.; and

          WHEREAS, subsequent to the completion of the terms and conditions of the Agreement, the parties are unable to reconcile certain differences which have arisen between the parties; and

          WHEREAS, the parties are in agreement that it is in the best interest of all parties, and the shareholders of the parties, that the Agreement and Plan of Share Exchange be rescinded as between and among all parties; and

          WHEREAS, all parties are desirous of entering into a mutual release and hold harmless agreement;

          IT IS THEREFORE AGREED AS FOLLOWS:

1. (a) For and in consideration of the mutual releases executed herein, and other good and valuable consideration of
which  the   parties acknowledge receipt, Jack Chang shall deliver
to the Law Office of L.Van Stillman,P.A. (The "Exchange Agent") a share certificate or share certificates totaling 7,750,000 shares of Wireless Synergies, Inc., duly executed with medallion signature guarantees, which agent shall hold, pursuant to the terms and conditions of this Agreement.


               (b) Upon the execution of this Agreement, Wireless shall cause to be delivered to Jack Chang all issued shares of GV, said shares being those delivered by Jack Chang to Wireless in exchange for the 7,750,000 of Wireless shares received, pursuant to the terms and conditions of the Agreement, which shall be held pursuant to the terms and conditions of this Agreement.

               (c) At such time as the execution of this agreement, Wireless shall cause the shares of GV to be immediately delivered to Jack Chang. Upon receipt of the 7,750,000 shares of Wireless from Jack Chang, the exchange agent shall cause to be delivered to Wireless the share certificate(s) so delivered.

          2. Upon delivery of the shares by the Exchange Agent to the prospective parties, all rights arising out of, or obligations required by the parties to comply with the terms and conditions of the Agreement and Plan of Share Exchange dated August 20, 2001, shall cease, and the parties hereby agree to abide by the terms and conditions of this Agreement.

          3. (a) MUTUAL RELEASE. By the execution of this Agreement, all parties hereto agree to release each other party on their behalf and on behalf of their administrative successors, and assigns, whether herein named or referred to or not, and do acquit and by these presence to hereby release, acquit, and forever discharge the other party, its successors and assigns, its agents, servants, and employees, its divisions, subdivisions, and affiliates of and from any and all past, present, and future claims, counterclaims, demands, actions, causes of action, liabilities, damages, costs, loss of services, expenses, compensation, third-party action, suits at law or in equity, of every nature in description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, and whether arising at law or in equity, under the common law, state or federal law, or any other law, or otherwise, including but not limited to any claims that have been or might have been asserted as a result of the entry into by the parties of that certain Agreement and Plan of Share Exchange dated as of August 20, 2001, between Wireless Synergies, Inc., (formerly Texas E-Solutions, Inc.) and Global-Vision.com, Inc. And Jack Chang, as the sole shareholder of Global-Vision.com, Inc. It is the intention of the parties hereto to affect a full and final general release of all such claims. It is expressly understood and agreed that this release and Agreement is intended to cover, and does cover, not only all known injuries, losses and damages, but any future injuries, losses and damages, not now known or anticipated, buy which may later develop or be discovered, including all of the affects and consequences thereof.

               (b) The parties declare that they understand, covenant and agree that they will not make any claims or demands, or file any legal proceedings against any other party, or join any other party, do any claim, demand or legal proceeding, or shall the parties proceed against any other party, person, firm or corporation on the claims described above, except as is necessary in order to enforce the terms and conditions of this Agreement.

          4. In addition to the delivery of the shares as set forth above, Jack Chang shall deliver, within 5 business days, a letter of resignation from the Board of Directors and from any office that Jack Chang shall hold in Wireless Synergies, Inc.

          5. It is understood and agreed that the duties of the Exchange Agent are purely ministerial in nature, and that:

          5.1 The Exchange Agent shall all parties immediately upon receipt of the shares to be delivered, as provided for in this Agreement.

          5.2 The Exchange Agent shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between the parties or any other party nor shall the Exchange Agent be responsible for the performance by the parties of their respective obligations under this Agreement.

          5.3 The Exchange Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Exchange Agent pursuant to this Agreement without the necessity of the Exchange Agent verifying the truth or accuracy thereof. The Exchange Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identify of any person purporting to give any such notice or instructions or to execute any such certificate, instrument, or other document.

          5.4 If the Exchange Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to shares to be held, or which are held by the Exchange Agent, which are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold all Shares pending the resolution of such uncertainty to the Exchange Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Exchange Agent, at its sole option, may deposit the Shares with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Exchange Agent of the Shares with the Clerk of any court, the Exchange
Agent shall be relieved of all further obligations and released from all liability hereunder.

          5.5 The Exchange Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence. The Exchange Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          6. Any notice, request, demand, or any other communication required or permitted hereunder, shall be deemed to be properly given when deposited in the United States Mail, postage prepaid, or deposited with a recognized courier service.

          7. This instrument contains all of the agreements, understandings, representations, conditions, warranties and covenants made between the parties hereto. Unless set forth herein, neither party shall be liable for any representations made and all modifications and amendments hereto must be in writing.

          8. Controlling Law. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the Stat of Nevada. Venue for any action brought to enforce the terms and conditions of this Agreement shall only be brought in the Courts, whether State or Federal, in the State of Nevada.


THIS  AGREEMENT, being executed on the 8th day  of November, 2001.



                              ______________________________
                              Wireless Synergies, Inc.
                              By:___________________________
                              Title:________________________




                              ______________________________
                              /s/Jack Chang
                              Jack Chang


                              ______________________________

                              Global-Vision.com, Inc.
                              By:___________________________

                              Title:________________________















                           Exhibit #16


                         MANNING ELLIOTT
                      Chartered Accountants
                11th. Floor, 1050 West Pender St.
                  Vancouver, BC Canada V6E 3S7

                                   December 24, 2001

Securities and Exchange Commission
Washington, DC 20549

Re: Wireless Synergies, Inc. (formerly Texas E-Solutions, Inc.)
File No. 000-32229

Dear Sir or Madam:

     We have read Item 4 of the Form 8-K of Wireless Synergies,
Inc., dated December 24, 2001, and agree with the statements contained therein.

                              /s/ Manning Elliott
                              Manning Elliott